SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2004

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Edina, Minnesota (Address of principal executive offices)	55435 (Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

     On October 13, 2004, Nash Finch Company (the “Company”) entered into a Separation and Consulting Agreement and Release (the “Agreement”) with Robert B. Dimond, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, regarding his resignation as an executive officer of the Company effective October 13, 2004, the termination of his employment with the Company effective November 5, 2004, and his provision of consulting services to the Company for a ten month period thereafter.

     Pursuant to the Agreement, Mr. Dimond will continue to receive his current base salary and continue to participate in the Company’s health and welfare benefit programs while he remains an employee. During the ten month consulting period that follows, Mr. Dimond will provide advice, information and assistance on projects as the Company reasonably deems necessary. In consideration for these consulting services and during the ten month consulting period, Mr. Dimond will be paid a weekly amount equal to his final weekly base salary with the Company, the Company will pay the cost of his COBRA benefits continuation premiums for health and welfare benefits coverage, and travel or other incidental expenses incurred in providing consulting services will be reimbursed by the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) Effective October 13, 2004, Robert B. Dimond resigned from his position as Executive Vice President, Chief Financial Officer and Treasurer of the Company. In that position, Mr. Dimond served as the Company’s principal financial officer.

     (c) Effective October 13, 2004, the Company’s Board elected LeAnne M. Stewart the Company’s Senior Vice President, Chief Financial Officer and Treasurer. In that capacity, Ms. Stewart will serve as the Company’s principal financial officer and principal accounting officer.

     Ms. Stewart, age 39, has served as the Company’s Vice President and Corporate Controller since April 2000. Prior to her election as Corporate Controller, Ms. Stewart served as the Company’s Vice President, Financial Planning and Analysis from July 1999 to April 2000. Ms. Stewart also served as Treasurer of the Company from May 2000 to May 2001.

     A copy of the press release announcing Mr. Dimond’s resignation and Ms. Stewart’s appointment is filed with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated October 14, 2004.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH FINCH COMPANY
Date: October 14, 2004	By:	/s/ Kathleen E. McDermott
		Name:	Kathleen E. McDermott
		Title:	Senior Vice President, General Counsel and Secretary

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NASH FINCH COMPANY
Exhibit Index to Current Report On Form 8-K
Dated October 13, 2004

Exhibit No.	Description	Method of Filing
99.1	Press release of Nash Finch Company dated October 14, 2004	Filed herewith

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